UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

SURGEPAYS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-40992	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3124 Brother Blvd, Suite 104

Bartlett, TN 38133

(Address of principal executive offices, including zip code)

901-302-9587

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SURG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 15, 2025, SurgePays, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). The total shares of capital stock outstanding and entitled to vote as of the Annual Meeting’s record date, March 18, 2025, were 20,411,549 shares of the Company’s common stock. Approximately 69.86% of the Company’s shares of common stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy, thereby constituting a quorum.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth in the tables below. With respect to the election of Kevin Brian Cox, David N. Keys, David May, Laurie Weisberg and Richard Schurfeld as directors to each serve a term on the Board of Directors of the Company (the “Board”) expiring at the 2026 annual meeting of stockholders and until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite his or her name below.

	Number of Votes
	Total Votes For	Percent of Votes For	Votes Withheld	Percent of Votes Withheld	Broker Non-Votes
Election of Kevin Brian Cox	9,710,708	99.04%	94,358	0.96%	4,455,463
Election of David N. Keys	9,647,889	98.40%	157,177	1.60%	4,455,463
Election of David May	9,648,652	98.40%	156,414	1.60%	4,455,463
Election of Laurie Weisberg	9,691,171	98.84%	113,895	1.16%	4,455,463
Election of Richard Schurfeld	9,649,611	98.41%	155,455	1.59%	4,455,463

	Total Votes For	Percent of Votes Cast	Votes Against	Abstention/ Withheld	Broker Non-Votes
Ratification of the selection of Rodefer Moss & Co., PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	13,493,657	94.73%	750,208	16,664	-

	Total Votes For	Percent of Votes Cast	Votes Against	Abstention/ Withheld	Broker Non-Votes
Non-binding advisory vote on the Company’s executive compensation	8,710,871	94.02%	553,141	541,054	4,455,463

On the basis of the above votes: (i) Kevin Brian Cox, David N. Keys, David May, Laurie Weisberg and Richard Schurfeld were elected as members of the Board; (ii) the ratification of the selection of Rodefer Moss & Co., PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was adopted, and (iii) the compensation of our named executive officers was approved on a non-binding, advisory basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SURGEPAYS, INC.

Date: May 20, 2025	By:	/s/ Anthony Evers
	Name:	Anthony Evers
	Title:	Chief Financial Officer